                                                                EXHIBIT 10.13(c)

                   TOLL MANUFACTURING AND PACKAGING AGREEMENT

      This Toll Manufacturing and Packaging Agreement (this "Agreement") is made as of this 31st day of October, 2000, by and between Cephalon, Inc., 145 Brandywine Parkway, West Chester, PA 19380-4245 ("CEPHALON") and Abbott Laboratories, 100 Abbott Park Road, Abbott Park, IL 60064-6029 ABBOTT ("ABBOTT").

      WHEREAS, CEPHALON holds certain rights to manufacture, market and sell in the United States the pharmaceutical product, which is marketed and sold as Gabitril(R);

      WHEREAS, CEPHALON wishes to engage ABBOTT to formulate and package Gabitril tablets in dosage form for subsequent commercial sale by CEPHALON in the United States and for certain clinical and other purposes; and

      WHEREAS, ABBOTT has suitable facilities and equipment and sufficient qualified personnel to formulate and package commercial quantities of Gabitril in dosage form, and is willing to provide such services on the terms and conditions set forth below.

      NOW, THEREFORE, the parties hereto, intending to be legally bound, agree as follows:

I. DEFINITIONS

      As used in this Agreement:

      1.1   "Active Drug Substance" means the compound N-(4, 4-di
            (3-methyl-2-thienyl) but-3-en-1-yl) nipecotic acid, which is more commonly known as tiagabine having those specifications as set forth on Schedule A hereto.

      1.2 "Adverse Experience" or "AE" shall mean any unfavorable and unintended change in the structure, function, or chemistry of the body temporally associated with any use of a Product or of a derivative thereof, whether or not the adverse experience is considered to be related to the use of the Product, including but not limited to any of the following: an unexpected side effect, injury, toxicity or sensitivity reaction, which may include an experience of unexpected incidence and severity; an adverse experience occurring in the course of the use of a drug product in professional practice; an adverse experience occurring in clinical studies; an adverse experience occurring from drug overdose, whether accidental or intentional; an adverse experience occurring from drug abuse; an adverse experience occurring from drug withdrawal; and any significant failure of expected pharmacological action.

**Certain portions of this exhibit have been omitted based upon a request for confidential treatment that has been filed with the Commission. The omitted portions have been filed separately with the Commission.

      1.3 "Affiliate" means any corporation or other business entity which, directly or indirectly, is controlled by, controls, or is under common control with CEPHALON or ABBOTT. For this purpose, "control" shall be deemed to mean ownership of fifty percent (50%) or more of the stock or other equity of such entity.

      1.4 "Commodities" means the raw materials necessary to package the Product as set forth in Schedule A hereto.

      1.5 "Components" means the raw material necessary to formulate the Product as set forth in Schedule A hereto.

      1.6 "Confidential Information" means all information, data, know-how and all other business, technical and financial data disclosed hereunder by one party or any of its Affiliates to the other party or any of its Affiliates, except any portion thereof which:

            (a)   at the time of disclosure, is public knowledge;

            (b) after disclosure, becomes public knowledge by publication or otherwise, except by breach of this Agreement by the recipient;

            (c) the recipient can demonstrate by its written records was in the recipient's possession at the time of such disclosure, and which was not acquired, directly or indirectly, from the disclosing party;

            (d) is lawfully disclosed to the recipient on a non-confidential basis by a third party who is not obligated to the disclosing party or any other third party to retain such Confidential Information in confidence;

            (e) results from research and development by the recipient independent of such disclosure as shown by competent evidence; or

            (f) is required to be disclosed by legal process; provided, in each case the party so disclosing information timely informs the other party and uses its reasonable efforts to limit the disclosure and maintain confidentiality to the extent possible and, if possible, permits the other party to attempt by appropriate legal means to limit such disclosure.

            Written Confidential Information shall be identified by the disclosing party as being confidential by stamping the cover pages of such information "Confidential." Confidential Information disclosed orally, visually and/or in another tangible form shall be identified by the disclosing party to the receiving

**Certain portions of this exhibit have been omitted based upon a request for confidential treatment that has been filed with the Commission. The omitted portions have been filed separately with the Commission.

            party as confidential at the time of such disclosure and confirmed to the receiving party within thirty (30) days after such disclosure in a writing marked "Confidential."

       1.7 "Net Sales" means the gross invoice price of Product actually billed in the Territory by CEPHALON, a CEPHALON Affiliate or a CEPHALON sublicensee to independent third party customers less: (i) any direct or indirect credits and allowances or adjustments granted to customers including, without limitation, credits and allowances on account of price adjustments or on account of rejection or return of Product previously sold; (ii) any trade and cash discounts, rebates and distributor fees; (iii) any sales, excise, turnover or similar taxes and any duties and other governmental charges imposed upon the production, importation, use or sale of the Product; and (iv) applicable transportation, insurance and handling charges.

      1.8 "Product" means Gabitril in final packaged dosage forms meeting the Product specifications set forth in Schedule A hereto.

      1.9 "Quality Manual" means the form of quality assurance/quality control agreement to be entered into by CEPHALON and ABBOTT as set forth in Schedule B

      110. "Territory" means the United States of America, including Puerto Rico and the territories and possessions of the United States of America.

      1.11 "Trademark" or "Trademarks" shall mean Gabitril(R), as well as any other trademark owned or used by CEPHALON in connection with the Product, including, but not limited to, those trademarks listed on Schedule A hereto.

II. APPOINTMENT AND TERM

      2.1 Appointment. CEPHALON hereby appoints ABBOTT, and ABBOTT hereby accepts appointment, as a toll manufacturer to formulate and package the Product.

      2.2 Manufacturing and Packaging Services. During the term of this Agreement, ABBOTT shall formulate Product, and prepare the Product for CEPHALON commercial sale to customers and for clinical and other purposes. In addition, ABBOTT shall label and package Product in accordance with those specifications and instructions set forth in Schedule A hereto, or otherwise as may be provided by CEPHALON and reasonably agreed to by ABBOTT in writing. CEPHALON will supply approved artwork for labels, package inserts and packaging. The content of the labels, package inserts and packaging shall be the sole and exclusive responsibility of CEPHALON. Notwithstanding the above, until ABBOTT's existing stock of Product is depleted, but for no longer than One Hundred Eighty (180) days from the effective date of this Agreement, Abbott shall

**Certain portions of this exhibit have been omitted based upon a request for confidential treatment that has been filed with the Commission. The omitted portions have been filed separately with the Commission.

            continue to use the existing labeling for the Product which has ABBOTT's name and logo on Product for sale and ABBOTT's and CEPHALON's name and logo on Product for samples. As soon as practical after the depletion of such existing Product, Abbott shall label and package the Product as described above.

      2.3 Cooperation. CEPHALON and ABBOTT will cooperate with each other as may be necessary and customary in consideration of industry practice, and will disclose all material information necessary to enable each other to perform under this Agreement in a timely fashion.

      2.4 Specific Duties. In addition to its general obligations relating to formulating and packaging, ABBOTT shall perform the following services at ABBOTT's cost, except where indicated:

            (i) placing orders for, acquiring and storing all Active Drug Substance, Commodities and Components;

            (ii) quality control and testing of all Active Drug Substance, Commodities and Components, in process materials, bulk tablets and finished dosage Product, in order to monitor compliance with all applicable standards and specifications required by this Agreement, including any Schedules hereto;

            (iii) conducting stability testing of Product in accordance with the procedures set forth in the Quality Manual;

            (iv) summarizing implemented changes and supplying latest versions of approved critical documentation, and providing other information necessary for CEPHALON to prepare, submit, obtain and maintain all regulatory filings relating to the manufacture of the Product under the terms of this Agreement; and

            (v) performing such other services as agreed upon in writing by the parties.

      2.5 Term. Unless terminated in accordance with the provisions of Article XXIII, this Agreement will become effective and remain in effect for a period of five (5) years from the Effective Date as defined in that certain Gabitril Product Agreement (the "Gabitril Agreement") by and between ABBOTT and CEPHALON dated as of October 31, 2000 (the "Initial Term"), and, unless either party gives written notice of non-renewal at least one hundred eighty (180) days prior to the end of the Initial Term (or any renewal term), this Agreement shall be renewed for consecutive terms of two years.

III. PRODUCT QUANTITY, QUALITY AND MANUFACTURING PROCESSES

**Certain portions of this exhibit have been omitted based upon a request for confidential treatment that has been filed with the Commission. The omitted portions have been filed separately with the Commission.

      3.1 Quantity. Subject to the terms and conditions of this Agreement, ABBOTT will manufacture, package and supply to CEPHALON quantities of Product ordered by CEPHALON or an Affiliate thereof for subsequent sale by CEPHALON or an Affiliate or sublicensee thereof or for certain clinical or other purposes in the Territory. ABBOTT agrees to reserve capacity for the quantities of Product as defined in Schedule C. ABBOTT shall have no obligation to supply quantities in excess of those set forth in Schedule C, but shall use its commercially reasonable efforts to accommodate CEPHALON demand for excess quantities. ABBOTT agrees to supply CEPHALON with samples of Product in the amounts set forth in Schedule C.

      3.2 Quality. All Product manufactured and packaged by ABBOTT for CEPHALON under this Agreement will meet the Product, Component and Commodities specifications set forth in Schedule A hereto (the "Specifications"), as well as the quality assurance standards established in the Quality Manual. Such Specifications, as well as the terms and conditions of the Quality Manual , are subject to modification from time to time by mutual written agreement of the parties. Prior to implementation of any Specification changes, the Parties agree to negotiate in good faith in an attempt to reach agreement on (a) the new price for any Product manufactured hereunder by ABBOTT which embodies such changes, based solely on the effect of such changes on ABBOTT's manufacturing costs for the Product and (b) any other amendments to this Agreement which may be necessitated by such changes (i.e., an adjustment to the lead time for purchase orders). CEPHALON agrees to reimburse ABBOTT for the reasonable, documented expenses incurred by ABBOTT as a result of such changes, including, but not limited to, reimbursing ABBOTT for its validation and development costs, capital expenditure costs and costs for any packaging components or other materials and in-process materials rendered unusable as a result of such changes. If during the term of this Agreement CEPHALON amends or is required by law to amend the Specifications so as to render Active Drug Substance, Commodities and/or Components or in-process materials for the Product obsolete, CEPHALON shall purchase from ABBOTT, [**], that amount of inventory of Active Drug Substance, Commodities and/or Components, in-process materials and/or Product, as the case may be, so rendered obsolete.

      3.3 Manufacturing Processes. ABBOTT has furnished to CEPHALON a copy of its production procedures and in the Quality Manual the parties will agree upon the equipment to be used to produce the Product. Costs incurred by ABBOTT as a result of any such changes or modifications requested by the FDA or by CEPHALON and relating solely to the production of the Product will be borne by CEPHALON; costs for other changes affecting ABBOTT's cGMP compliance or affecting other products generally will be borne by ABBOTT.

**Certain portions of this exhibit have been omitted based upon a request for confidential treatment that has been filed with the Commission. The omitted portions have been filed separately with the Commission.

      3.4 Documentation. ABBOTT shall provide CEPHALON with initial methods and specifications for manufacturing and packaging the Product as set forth in the attached Schedule A. ABBOTT shall also promptly provide CEPHALON with all available safety data and information concerning the Product, process and related materials, including without limitation all MSDS's.

      3.5 Communication. ABBOTT and CEPHALON will respond to requests for support, information and approvals within [**] days. If a complete response is not possible within such [**] period, the party owing the response shall communicate within such [**] period the reason for the delay and when the response will be available.

      3.6 Quality Manual. Within sixty (60) days after the date of this Agreement, representatives of the parties' Quality Assurance departments shall meet to develop, agree and approve a Quality Manual outlining responsibilities and key contacts for quality and compliance related issues. ABBOTT will provide CEPHALON with certain production and control information for review prior to release as specified in the Quality Manual. The Quality Manual will also address, without limitation, annual product reviews, returned goods, regulatory audits, compliance with FDA current Good Manufacturing Practices, and such other quality related concerns deemed appropriate. The final agreed Quality Manual will use the form attached to this Agreement as Schedule B as a template and will be attached to and deemed a part of this Agreement when completed.

IV. CONFIDENTIAL INFORMATION

      4.1 The parties acknowledge that they have provided Confidential Information to each other in connection with the formulation and packaging of the Product, and further acknowledge that all such Confidential Information (as well as any additional Confidential Information provided by one party to the other hereunder) shall be subject to the provisions of this Article V. Any and all information, knowledge, technology, and trade secrets relating to the Product and provided by CEPHALON shall be deemed Confidential Information.

      4.2 ABBOTT will disclose to CEPHALON all Confidential Information concerning the Product developed by or for ABBOTT during the term of this Agreement, promptly as it is developed.

      4.3 During the term of this Agreement and for [**] thereafter, all Confidential Information disclosed or confirmed in writing and designated as confidential by the disclosing party, shall be held in confidence by the receiving party, shall not be used by the receiving party for any purpose except as provided hereunder and shall not be disclosed to third parties except for disclosure to its Affiliates or

**Certain portions of this exhibit have been omitted based upon a request for confidential treatment that has been filed with the Commission. The omitted portions have been filed separately with the Commission.

            governmental authorities, or except as otherwise necessary to carry out the receiving party's obligations under this Agreement. If a receiving party finds it necessary to disclose such Confidential Information to a third party, the receiving party will not do so without first obtaining the written consent of the disclosing party (which shall not be unreasonably withheld) and entering into an agreement with the third party which binds the third party to the same obligations of restricted use and disclosure as are undertaken by the parties in this Agreement.

      4.4 Neither party shall distribute any Confidential Information of the other except to its employees or agents who have a need to know in connection with the performance of their duties in satisfying the obligations of such party hereunder. Any employee or agent who receives Confidential Information shall be advised as to the confidential nature thereof and the prohibitions contained herein. All copies of any portions of any Confidential Information distributed as provided in this section will be identified as confidential. Upon termination of this Agreement, and upon the request of the disclosing party, the receiving party shall return or destroy all such Confidential Information and any copies thereof in its possession, except that each party may retain one copy of Confidential Information solely for archival purposes.

      4.5 Termination of this Agreement shall not operate to extinguish either party's obligation to treat Confidential Information as provided herein, and the same shall continue in effect in accordance with this Article for [**] from the termination or expiration of this Agreement with respect to such Confidential Information.

      4.6 Nothing contained herein shall be deemed to grant either party, either expressed or implied, a license or other right or interest in the Confidential Information of the other or in any patent, trademark or other similar property of the other, except as expressly provided hereunder.

      4.7 Neither party shall use the name of the other, nor disclose the existence of this Agreement for any purpose, without the prior written consent of the other, which shall not be unreasonably withheld or delayed.

V. ACTIVE AND COMPONENT SUPPLY

      5.1 Active Drug Substance, Commodities and Components. ABBOTT will obtain at its expense Active Drug Substance, Commodities and Components which meets the specifications established in Schedule A. ABBOTT assumes full responsibility and liability for the storage and handling of all Active Drug Substance, Commodities and Components.

**Certain portions of this exhibit have been omitted based upon a request for confidential treatment that has been filed with the Commission. The omitted portions have been filed separately with the Commission.

      5.2 Commodities. ABBOTT will label and package the Product in accordance with instructions and specifications provided by CEPHALON. ABBOTT will submit to CEPHALON for CEPHALON's approval, which shall not be unreasonably withheld or delayed, artwork proofs of all labels, package inserts and packaging prior to use by ABBOTT.

VI. FORECASTS AND ORDERS

      6.1 Orders and Forecasts. Upon the execution of this Agreement, ABBOTT shall deliver to CEPHALON or CEPHALON's designee an approximately [**] supply (based on historical usage) of Product, including samples. At the same time, CEPHALON shall provide ABBOTT with a purchase order with CEPHALON's Product requirements, including samples for the [**] period commencing with the month which contains the effective date of this Agreement. CEPHALON shall also provide a forecast of its requirements for Product, including samples, for an additional [**] period following the initial [six (6) month] period. The [**] forecast shall represent CEPHALON's reasonable estimates only, not purchase orders, to facilitate ABBOTT's planning.

      6.2 Forecasts Changes and Forecast Updates. On or before the [**] of each month thereafter, CEPHALON shall provide ABBOTT with an additional [**] purchase order to supplement the remaining [**] of firm purchase orders, thereby establishing a new [**] period of purchase orders, and shall provide an updated forecast of its estimated requirements of Product for the [**] succeeding such new [**] period of firm purchase orders. Provided CEPHALON's purchase orders do not exceed ABBOTT's reserve capacity set forth in Schedule E, ABBOTT shall accept all CEPHALON purchase orders and shall supply CEPHALON in accordance with them. CEPHALON can increase or decrease its firm order quantities with ABBOTT's prior agreement and ABBOTT can adjust its shipping quantities with CEPHALON's prior agreement. Both parties shall use their commercially reasonable efforts to accommodate reasonable change requests from the other.

VII. PRICE, SHIPMENT AND PAYMENT

      7.1 ABBOTT's Responsibilities. ABBOTT will properly prepare the Product so that it may be lawfully and safely shipped to CEPHALON or its designee in the United States. ABBOTT will prepare and execute all reasonably necessary shipping documents, consisting of Packing List, Dangerous Goods Declaration, and MSDS. CEPHALON will choose the carrier by indicating the same on its purchase order provided to ABBOTT.

**Certain portions of this exhibit have been omitted based upon a request for confidential treatment that has been filed with the Commission. The omitted portions have been filed separately with the Commission.

      7.2 Terms of Shipment. ABBOTT will ship Product F.O.B. ABBOTT's facility. Shipment shall be made by common carrier designated by CEPHALON to the shipping point designated by CEPHALON. If CEPHALON does not designate a common carrier, Abbott may select the common carrier. Risk of loss shall pass from ABBOTT to CEPHALON when the Product is delivered to the common carrier. All transport costs will be borne by CEPHALON.

      7.3 Price. ABBOTT shall invoice CEPHALON a toll fee for all Product (except samples and titration packs) delivered at a transfer price equal to [**]. The parties agree that until Cephalon has sold the Product [**], the toll fee payable hereunder shall be as set forth in Schedule D. For samples of Product, including titration packs, ABBOTT shall invoice CEPHALON at a [**].

      7.4 Terms of Payment. CEPHALON will pay ABBOTT the toll fee within thirty (30) days after the date on which CEPHALON receives said invoice from ABBOTT, together with copies of all documentation required for Product release as provided in the Quality Manual. Late payments shall bear interest at the rate of 1 1/2 % per month, or if less, the highest rate permitted under applicable law.

      7.5 Audit. ABBOTT and its Affiliates and CEPHALON and its Affiliates will maintain complete and accurate books and records in sufficient detail to enable verification of the Net Sales and other costs hereunder. Upon reasonable prior notice, each party )or its independent public accountants) shall have access to relevant books and records of the other party to conduct a review or audit thereof. Such access shall be available during normal business hours for a period of two (2) years after the termination of this Agreement.

VIII. INSPECTION AND ANALYSIS

      8.1 Inspection by ABBOTT. ABBOTT will analyze each Product lot for compliance with the Specifications set forth in Schedule A. ABBOTT will send to CEPHALON a certificate of analysis and a certificate of release (together with any other documentation required under the Quality Manual ) prior to, or together with, each shipment of Product. In this regard, ABBOTT agrees to retain all records and documents necessary to fulfill the requirements established by all applicable regulatory agencies.

      8.2 Inspection by CEPHALON. CEPHALON or its authorized representative will inspect all shipments upon their receipt and will report any reasonably discernible defects in the Product to ABBOTT [**]. Any defects not reasonably discernible will be reported to ABBOTT by CEPHALON [**].

**Certain portions of this exhibit have been omitted based upon a request for confidential treatment that has been filed with the Commission. The omitted portions have been filed separately with the Commission.

      8.3 Non-Conforming Product. If any Product does not meet the warranties set forth in Section 10, as determined by CEPHALON's testing and inspection of the Product, then solely at its option CEPHALON may, as its sole remedy, either (i) require that ABBOTT remanufacture or repackage (as appropriate) said Product at no charge to CEPHALON and pay all round-trip shipping charges to and from the destination of the original shipment, or (ii) be relieved of any obligation to pay ABBOTT the toll fees otherwise payable for the manufacture of said Product, and ABBOTT shall reimburse CEPHALON for the reasonable costs incurred by CEPHALON in properly disposing of such non-conforming Product. Any notice given hereunder shall specify the manner in which the Product fails to conform to the purchase order therefor or fails to meet such warranty or the Specifications. If it is determined that the nonconformity (a) is due to damage to the Product (i) caused by CEPHALON or its agents or (ii) which occurs subsequent to delivery of such Product to the carrier at the point of origin, ABBOTT shall have no liability to CEPHALON with respect thereto and CEPHALON shall pay for such Product in accordance with the terms of this Agreement.

      8.4 Independent Testing. If CEPHALON notifies ABBOTT that any Product does not meet the warranties in Section 10, and ABBOTT does not agree with CEPHALON's position, the parties will attempt to reach a mutually acceptable resolution of the dispute. If they are unable to do so after a reasonable period of time (such period not to exceed one month from the date of original notification), the matter will be submitted to an independent testing laboratory acceptable to both parties. Both parties will accept the judgment of the independent laboratory. The cost of such testing will be borne by the party whose position is determined to have been in error. If the Product is determined by said independent laboratory to have been conforming, then the provisions of Section 8.3 hereof shall not apply, and CEPHALON shall not be relieved of its obligations to pay ABBOTT for the production of such Product.

IX. REGULATORY MATTERS; REGULATORY FILINGS AND APPROVALS

            General. ABBOTT shall be responsible for obtaining and maintaining all site licenses for the manufacture of the Product and shall comply on behalf of CEPHALON with other applicable regulations promulgated by, but not limited to, the Food and Drug Administration ("FDA") in connection with ABBOTT's manufacture of the Product.

X. REPRESENTATIONS AND WARRANTIES

      10.1 General. ABBOTT represents and warrants to CEPHALON that (i) it has and will maintain throughout the pendency of this Agreement, the expertise, with respect to personnel and equipment, to fulfill the obligations established hereunder, and has

**Certain portions of this exhibit have been omitted based upon a request for confidential treatment that has been filed with the Commission. The omitted portions have been filed separately with the Commission.

            obtained all requisite material licenses, authorizations and approvals required by federal, state or local government authorities including, but not limited to, the FDA, Environmental Protection Agency ("EPA"), Occupational Safety and Health Administration ("OSHA"), etc. to manufacture the Product; (ii) the production facility, equipment and personnel to be employed to formulate and package the Product will be qualified to manufacture product according to current Good Manufacturing Practices ("cGMP") at the time each such batch of Product is produced, and that the production facility to be employed is in compliance with all applicable material laws and regulations; (iii) there are no pending or uncorrected citations or adverse conditions noted in any inspection of the production facility to be employed which would cause the Product to be misbranded or adulterated within the meaning of the federal Food, Drug and Cosmetic Act, as amended; (iv) the execution, delivery and performance of this Agreement by ABBOTT does not conflict with, or constitute a breach of any order, judgment, agreement, or instrument to which ABBOTT is a party; (v) the execution, delivery and performance of this Agreement by ABBOTT does not require the consent of any person or the authorization of (by notice or otherwise) any governmental or regulatory authority (other than those relating to the granting of approval to commercialize the Product); and (vi) ABBOTT has not been debarred by the United States Food and Drug Administration under the Generic Drug Enforcement Act of 1992 (or by any analogous agency or under any analogous law or regulation), and neither it nor, to its knowledge, any of its officers or directors has ever been convicted of a felony under the laws of the United States for conduct relating to the development or approval of a drug product or relating to the marketing or sale of a drug product, and further, to its knowledge, that no individual or firm debarred by any governmental authority will participate in the performance, supervision, management or review of the production of Product supplied to CEPHALON under this Agreement. CEPHALON represents and warrants to ABBOTT that (i) the execution, delivery and performance of this Agreement by CEPHALON does not conflict with, or constitute a breach of any order, judgment, agreement, or instrument to which CEPHALON is a party; and (ii) the execution, delivery and performance of this Agreement by CEPHALON does not require the consent of any person or the authorization of (by notice or otherwise) any governmental or regulatory authority (other than those relating to the granting of approval to commercialize the Product).

      10.2 Manufacturing Warranty. ABBOTT warrants that all Products supplied to CEPHALON will be manufactured in accordance with cGMPs and the Quality Manual in effect at the time of manufacture.

      10.3 Product Warranty. ABBOTT hereby warrants that all Product delivered to CEPHALON (i) will not be adulterated, misbranded, or otherwise prohibited within the meaning of any national, state or local law or regulation in the

**Certain portions of this exhibit have been omitted based upon a request for confidential treatment that has been filed with the Commission. The omitted portions have been filed separately with the Commission.

            Territory, (ii) have a current shelf life of not less than [**] months; and (iii) will conform to Specifications as established in Schedule A hereto.

      10.4 Warranty Disclaimer. EXCEPT AS EXPRESSLY STATED IN THIS AGREEMENT, EACH PARTY EXPRESSLY DISCLAIMS ANY WARRANTIES, INCLUDING ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE..

XI. QUALITY CONTROL, RECORDS AND INSPECTIONS

      11.1 Product and Component Samples. ABBOTT will maintain a sample of each chemical component (including Active Drug Substance) as required by applicable regulatory standards or as otherwise mutually agreed by CEPHALON and ABBOTT. ABBOTT will be responsible for maintaining retention samples of the Product as may be required by applicable regulatory standards.

      11.2 Validation. ABBOTT will validate all process, methods, equipment, utilities, facilities and computers used in the formulation, packaging, storage, testing and release of Product in conformance with all applicable laws and regulations. CEPHALON will have the right to review the results of said validation upon request.

      11.3 Quality Compliance. ABBOTT will provide CEPHALON with timely notification of all significant deviations, notes to file, and other deficiencies that may reasonably be expected to impact the quality of the Product, as well as all FDA reports regarding testing, manufacture, packaging or labeling of the Product.

      11.4 Manufacturing Records. ABBOTT will maintain complete and accurate records relating to the Product and the manufacture, packaging, labeling and testing thereof for the period required by applicable regulatory standards, and ABBOTT shall provide copies thereof to CEPHALON upon CEPHALON's request. The records shall be subject to audit and inspection under this Article XI.

      11.5 Batch Records. Records which include the information relating to the manufacturing, packaging and quality operation for each lot of Product will be prepared by ABBOTT at the time such operations occur. ABBOTT will prepare such records in accordance with cGMP's, the Specifications and the Quality Manual.

      11.6 Records Retention. ABBOTT will retain records and documents for periods meeting all applicable regulations of the FDA.

**Certain portions of this exhibit have been omitted based upon a request for confidential treatment that has been filed with the Commission. The omitted portions have been filed separately with the Commission.

      11.7 Regulatory Inspections. ABBOTT will promptly inform CEPHALON of any contact, inspection or audit by any governmental agency (other than EPA and OSHA inspections), related to or affecting the Product (other than contacts, inspections or audits affecting products generally). ABBOTT will promptly provide CEPHALON with copies of any government-issued inspection observation reports (including without limitation FDA Form 483s and equivalent forms from other regulatory bodies) and agency correspondence, that may reasonably be expected to adversely affect the Product. ABBOTT and CEPHALON will cooperate in resolving any concerns with any governmental agency. ABBOTT will also inform CEPHALON of any action taken by any governmental agency against ABBOTT or any of its officers and employees which may reasonably be expected to adversely affect the Product or ABBOTT's ability to supply Product hereunder within 24 hours after the action is taken.

      11.8 CEPHALON Inspections. CEPHALON employees or CEPHALON authorized representatives will have the right during normal business hours, at reasonable intervals and on reasonable prior notice, to conduct [**] inspection per [**], at CEPHALON's sole expense, of ABBOTT's facilities used in the manufacturing, packaging, storage, testing, shipping or receiving of Product Commodities and Components. All such employees and representatives shall be qualified to conduct such inspections, shall be escorted by ABBOTT employees or representatives at all times while at ABBOTT's facility, shall be bound by the same confidentiality obligations as contained herein, and shall abide at all times with ABBOTT's rules and regulations, including without limitation safety rules and regulations. Such inspections may include GMP inspections and system audits. Persons conducting such inspections will have access only to documents, records, reports, data, procedures, facilities, regulatory submissions, and all other information required to be maintained by applicable government regulations relating directly to the Product. ABBOTT shall take appropriate actions to adopt reasonable suggestions of CEPHALON to correct any deficiencies identified by such inspection or audit. In addition, CEPHALON shall have the right to observe from time to time the manufacture, packaging and quality control testing of the Product by ABBOTT. No testing of the Product by CEPHALON and no inspection or audit by CEPHALON of the ABBOTT production facility under this Agreement shall operate as a waiver of or otherwise diminish ABBOTT's responsibility with respect to Product quality under this Agreement. The duration of an audit will be limited to no more than [**] (audits that last over [**] will be charged at ABBOTT's specified FTE rates), and audits may not interfere with ABBOTT's normal operations.

XII. COMPLAINTS, ADVERSE EXPERIENCES AND RECALLS

**Certain portions of this exhibit have been omitted based upon a request for confidential treatment that has been filed with the Commission. The omitted portions have been filed separately with the Commission.

      12.1 Product Complaints and AE's. CEPHALON shall maintain complaint files with respect to the Product in accordance with cGMPs. ABBOTT will promptly notify CEPHALON by facsimile transmission of all Product complaints and AEs received by ABBOTT within [**] days of its receipt thereof. All such notices shall be sent to the attention of the Director, Medical Affairs at CEPHALON, facsimile number (610) 738-6313. CEPHALON shall promptly provide ABBOTT with copies of any complaints received by CEPHALON relating to the manufacture or packaging of the Product. CEPHALON shall have responsibility for responding to all complaints, and for promptly providing ABBOTT with a copy of any responses to complaints relating to the manufacture or packaging of the Product. CEPHALON or its affiliates shall have responsibility for reporting all complaints relating to the Product to the FDA and any other regulatory authorities, including, but not limited to, complaints relating to the manufacture or packaging of the Product as well as adverse experience (AE) reports. CEPHALON will correspond with complainants as to any complaints associated with Product, whether received during or after the term hereof. ABBOTT will assist CEPHALON in investigating Product complaints relating to the manufacture or packaging of the Product by analyzing Product, manufacturing processes and components to determine the nature and cause of an alleged Product manufacturing defect or alleged Product failure. ABBOTT will also assist CEPHALON in the investigation of any Adverse Experience (AE) reported to either party when such AEs are reasonably believed to be attributable to the manufacture or packaging of the Product. If CEPHALON determines that any reasonable physical, chemical, biological or other evaluation should be conducted in relation to an AE or Product complaint relating to the manufacture or packaging of the Product, ABBOTT will conduct the evaluation and provide CEPHALON with a written report of such evaluation within thirty (30) days from receipt of CEPHALON's written request for same, together with samples of the Product from the relevant lot.

      12.2 Recall Action. If CEPHALON should elect or be required to initiate a Product recall, withdrawal or field correction because of (i) supply by ABBOTT of Product that does not conform to the Specifications and warranties established by this Agreement or (ii) the negligent or intentional wrongful act or omission of ABBOTT, CEPHALON will notify ABBOTT and provide ABBOTT a copy of its recall letter prior to initiation of the recall. ABBOTT will assist CEPHALON (and its designated Affiliate) in an investigation to determine the cause and extent of the problem. All regulatory authority contacts and coordination of any recall activities will be initiated by, and will be the sole responsibility of, CEPHALON.

      12.3 Recall Expenses. If any Product is recalled as a result of (i) supply by ABBOTT of Product that does not conform to the warranties contained in Sections 10.1, 10.2 and 10.3 hereof or (ii) the negligent or intentional wrongful act or omission

**Certain portions of this exhibit have been omitted based upon a request for confidential treatment that has been filed with the Commission. The omitted portions have been filed separately with the Commission.

            of ABBOTT, then ABBOTT will bear all reasonable costs and expenses of such recall. Recalls for any other reason will be at CEPHALON's sole expense. Notwithstanding the foregoing or any other provision of this Agreement, ABBOTT's aggregate liability with regard to Product recalls shall not exceed the amount of consideration received by ABBOTT from CEPHALON hereunder.

      12.4 Recall Records. ABBOTT will maintain complete and accurate records for such periods as may be required by applicable law or regulation.

XIII. INSURANCE

      13.1 During the term hereof, ABBOTT shall maintain product liability/completed operations insurance, providing coverage of not less than [**] per occurrence and in the aggregate, insuring ABBOTT against all costs, fees, judgments, and liabilities arising out of or alleged to arise out of its obligations and representations and warranties under this Agreement. In addition, ABBOTT will maintain at all times sufficient property casualty insurance to cover the total quantity of Active Drug Substance and Product on hand at its full cost of replacement. ABBOTT will provide to CEPHALON, upon request, evidence of such insurance coverages. ABBOTT further agrees to cause such policies to name CEPHALON as an additional insured at no cost to CEPHALON.

      13.2 During the term hereof, CEPHALON agrees to maintain, and upon request, to provide evidence of product liability insurance for and providing coverage of not less than [**] per occurrence and in the aggregate providing a defense for and insuring CEPHALON against all costs, fees, judgments and liabilities arising out of or alleged to arise out of its obligations and representations and warranties under this Agreement. CEPHALON will provide to ABBOTT, upon request, evidence of such insurance coverages. CEPHALON further agrees to cause such policies to name ABBOTT as an additional insured at no cost to ABBOTT.

XIV. TRADEMARKS

      14.1 ABBOTT shall have the non-exclusive right to use the Trademarks in packaging the Product in connection with fulfilling its obligations hereunder. The rights granted ABBOTT hereunder to use the Trademarks shall in no way affect CEPHALON's ownership of such Trademarks. No other right, title or interest in the Trademarks is established hereby, and nothing herein shall be construed to grant any right or license to ABBOTT to use the CEPHALON trademark or the name CEPHALON, other than as specifically set forth herein.

      14.2 ABBOTT will only market the Product using the relevant Trademarks as listed in Schedule A during the term of this Agreement. Upon termination of this

**Certain portions of this exhibit have been omitted based upon a request for confidential treatment that has been filed with the Commission. The omitted portions have been filed separately with the Commission.

            Agreement, ABBOTT will cease all use of the Trademarks and cancel any license to such Trademarks granted hereunder.

      14.3 ABBOTT will use the Trademarks in strict accordance with the instructions given by CEPHALON, and shall refrain from making any changes in connection therewith without first obtaining CEPHALON's written consent.

      14.4 In the event of any claim or litigation by a third party against ABBOTT alleging that any of the Trademarks imitates or infringes a trademark of such third party or is invalid, ABBOTT shall promptly give notice of such claims or litigation to CEPHALON and CEPHALON shall assume responsibility for and control of the handling, defense, or settlement thereof. ABBOTT shall cooperate fully with CEPHALON during the pendency of any such claim or litigation, at CEPHALON's expense. CEPHALON shall keep ABBOTT notified of the current status of any trademark claim, litigation or infringement of any of the Trademarks and shall permit ABBOTT to assume the handling, defense or settlement thereof if CEPHALON declines to do so, at ABBOTT's expense. CEPHALON may at any time modify, adopt or withdraw from use any Trademark without any liability to ABBOTT.

XV. INVENTIONS

      Any inventions, discoveries, improvements, or trade secrets made by ABBOTT in the performance of this Agreement as they may specifically relate to the Product or its manufacture (including any new use or any change in the method of producing, testing or storing the Product) shall be owned by CEPHALON, and ABBOTT shall have a non-exclusive, perpetual, royalty-free worldwide license to use any such invention, discovery, improvement, or trade secret. ABBOTT shall execute such instruments as shall be required to evidence or effectuate the other party's ownership of any such inventions, and shall cooperate upon reasonable request (and at the expense of the requesting party) in the prosecution of patents and other intellectual property rights related to any such invention.

XVI. INDEMNIFICATION

      16.1 By ABBOTT. ABBOTT will indemnify and hold CEPHALON, its Affiliates, directors, officers, employees, agents, successors, and assigns harmless from any and all liability, damage, loss, cost, or expense (including reasonable attorneys' fees) arising out of third-party claims, which arise from i) ABBOTT's breach of any of the warranties, and representations contained in Article X hereof, or
            ii) ABBOTT's negligence or other willful misconduct. .

      16.2 By CEPHALON. CEPHALON will indemnify and hold ABBOTT, its Affiliates, directors, officers, employees, agents, successors, and assigns harmless from any

**Certain portions of this exhibit have been omitted based upon a request for confidential treatment that has been filed with the Commission. The omitted portions have been filed separately with the Commission.

            and all liability, damage, loss, cost, or expense (including reasonable attorneys' fees) arising out of third party claims relating to this Agreement, other than that arising from i) ABBOTT's breach of any of the warranties and representations contained in
            Article X hereof or ii) ABBOTT's negligence or other willful misconduct.

      16.3 By Each Party. In the event that negligence or willful misconduct of both ABBOTT and CEPHALON contribute to any such loss, damage, claim, injury, cost or expense, ABBOTT and CEPHALON will each indemnify and hold harmless the other with respect to that portion of the loss, damage, claim, injury, cost or expense attributable to its negligence or willful misconduct.

      16.4 Procedures. In the event that one party receives notice of a claim, lawsuit, or liability for which it is entitled to indemnification by the other party, the party receiving notice shall give prompt notification to the indemnifying party. The party being indemnified shall cooperate fully with the indemnifying party throughout the pendency of the claim, lawsuit or liability, and the indemnifying party shall have complete control over the conduct and disposition of the claim, lawsuit, or liability including the retention of legal counsel engaged to handle such matter. The indemnifying party hereunder will not be liable for any costs associated with the settlement of any claim or action brought against it or the other party unless it has received prior notice of the settlement negotiations and has agreed to the settlement.

XVII. LIMITATION OF LIABILITY

      IN NO EVENT SHALL ABBOTT OR CEPHALON BE LIABLE TO THE OTHER FOR ANY SPECIAL, INCIDENTAL, CONSEQUENTIAL OR INDIRECT DAMAGES ARISING IN ANY WAY OUT OF THE MANUFACTURE AND SUPPLY OF THE PRODUCT TO THE OTHER HOWEVER CAUSED AND BASED ON ANY THEORY OF LIABILITY; PROVIDED HOWEVER, THIS LIMITATION SHALL NOT APPLY TO THIRD PARTY CLAIMS FOR WHICH THE OTHER PARTY IS INDEMNIFIED HEREUNDER.

XVIII. CEPHALON SUPPLY OF PRODUCT TO ABBOTT

      Upon the termination of this Agreement, Cephalon agrees to negotiate in good faith with Abbott with respect to CEPHALON supplying ABBOTT, ABBOTT Affiliates and ABBOTT sublicensees with their respective requirements of Product and samples for sale, distribution and use outside of the Territory. This provision shall survive the termination of this Agreement.

**Certain portions of this exhibit have been omitted based upon a request for confidential treatment that has been filed with the Commission. The omitted portions have been filed separately with the Commission.

XIX. TERMINATION

      19.1 Without Cause. Either party may terminate this Agreement, effective on the [**] anniversary of the date hereof or on subsequent [**] anniversary date(s), if applicable, by giving [**] prior written notice to the other party.

      19.2 Breach. If either party hereto commits a material breach of any of its obligations hereunder, the non-breaching party may, at its option, terminate this Agreement by giving the other party at least ninety (90) days prior written notice of its intent to terminate this Agreement, which notice shall specify the breach and the termination date, unless the breaching party cures said breach prior to the specified termination date (or prior to the expiration of a longer period as may be reasonably necessary to cure a breach, provided that the breaching party is making diligent efforts to cure such breach, and provided further that such longer period shall not in any event exceed [**] from the date of notice).

      19.3 Insolvency. Either party may terminate this Agreement immediately in its entirety if the other Party files a petition of bankruptcy, is adjudged bankrupt, takes advantage of any insolvency act, or executes a bill of sale, deed of trust, or assignment for the benefit of creditors.

      19.4 Survival. The rights and obligations contained in sections covering representations and warranties, indemnification and confidentiality will survive termination of this Agreement, as will any rights to payment or other rights or obligations that have accrued under this Agreement prior to termination. Termination will not affect the liability of either party by reason of any act, default, or occurrence prior to said termination.

      19.5 Transfer. If either party terminates this Agreement, ABBOTT will upon request and at CEPHALON's expense provide reasonable assistance in transferring production of Product to a facility owned by CEPHALON or a third party selected by CEPHALON.

      19.6 Return of Product and Components. Upon termination under this Article, ABBOTT shall, at CEPHALON's expense, return promptly to CEPHALON all Product, Active Drug Substance, Commodities, Components and in process materials in its possession on the effective date of termination. CEPHALON shall [**] for all such Product, Active Drug Substance, Commodities, Components and in-process materials.

XX. ALTERNATE DISPUTE RESOLUTION

**Certain portions of this exhibit have been omitted based upon a request for confidential treatment that has been filed with the Commission. The omitted portions have been filed separately with the Commission.

      Any dispute concerning or arising out of this Agreement or concerning the existence or validity hereof, shall be determined by the following procedure.

      20.1 Both parties understand and appreciate that their long term mutual interest will be best served by effecting a rapid and fair resolution of any claims or disputes which may arise out of services performed under this contract or from any dispute concerning contract terms. Therefore, both parties agree to use their best efforts to resolve all such disputes as rapidly as possible on a fair and equitable basis. Toward this end both parties agree to develop and follow a process for presenting, rapidly assessing, and settling claims on a fair and equitable basis.

      20.2 If any dispute or claim arising under this contract cannot be readily resolved by the parties pursuant to the process described in
            Section 20.1, the parties agree to refer the matter to a panel consisting of one (1) senior executive employed by each party who is not directly involved in the claim or dispute for review and resolution. A copy of the contract terms, agreed upon facts (and areas of disagreement), and concise summary of the basis for each side's contentions will be provided to both such senior executives who shall review the same, confer, and attempt to reach a mutual resolution of the issue.

      20.3 If the matter has not been resolved utilizing the process set forth in this Article XX, and the parties are unwilling to accept the non-binding decision of the panel, either or both parties may elect to pursue resolution through litigation, or other legal remedies available to the parties.

XXI. MISCELLANEOUS

      21.1 Headings. The headings and captions used herein are for the convenience of the parties only and are not to be construed to define, limit or affect the construction or interpretation hereof.

      21.2 Severability. In the event that any provision of this Agreement is found to be invalid or unenforceable, then the offending provision shall not render any other provision of this Agreement invalid or unenforceable, and all other provisions shall remain in full force and effect and shall be enforceable, unless the provisions which have been found to be invalid or unenforceable shall substantially affect the remaining rights or obligations granted or undertaken by either party.

      21.3 Entire Agreement. This Agreement, including all those Schedules appended hereto, contains the entire agreement of the Parties regarding the subject matter hereof and supersedes all prior agreements, understandings or conditions (whether oral or written) regarding the same. Further, this Agreement may not

**Certain portions of this exhibit have been omitted based upon a request for confidential treatment that has been filed with the Commission. The omitted portions have been filed separately with the Commission.

            be changed, modified, amended or supplemented except by a written instrument signed by both parties.

      21.4 Assignability. This Agreement and the rights hereunder may not be assigned or transferred by either party without the prior written consent of the other party, provided however, that either party may assign this Agreement to an Affiliate, and provided further that in the event of a merger, acquisition or sale of substantially all of the assets of either party, the rights and obligations of such party under this Agreement may be assigned to the survivor or purchaser in that transaction. In the event that this Agreement is assigned, it shall be binding upon and inure to the benefit of the parties and their respective successors and assigns.

      21.5 Further Assurances. Each party hereto agrees to execute, acknowledge and deliver such further instruments, and to take such other actions, as may be necessary or appropriate in order to carry out the purposes and intent of this Agreement.

      21.6 Waiver. The waiver by either party of a breach of any provisions contained herein shall be effective only if made in writing and shall in no way be construed as a waiver of any succeeding breach of such provision or the waiver of the provision itself.

      21.7 Force Majeure. A party shall not be liable for nonperformance or delay in performance (other than of obligations regarding any payments or of confidentiality) caused by any event reasonably beyond the control of such party including, without limitation, wars, hostilities, revolutions, riots, civil disturbances, national emergencies, strikes, lockouts, unavailability of supplies, epidemics, fires, floods, earthquakes, other forces of nature, explosions, embargoes, or any other Acts of God, or any laws, proclamations, regulations, ordinances, or other acts or orders of any court, government or governmental agency. Any occurrence of Force Majeure shall be reported promptly to the other party. A party whose performance has been excused will perform such obligation as soon as is reasonably practicable after the termination or cessation of such event or circumstance.

      21.8 Remedies. Each party agrees and acknowledges that its disclosure of Confidential Information in breach of this Agreement may cause irreparable harm to other party, and therefore that any such breach or threatened breach may entitle such party to injunctive relief, in addition to any other legal remedies available in a court of competent jurisdiction.

**Certain portions of this exhibit have been omitted based upon a request for confidential treatment that has been filed with the Commission. The omitted portions have been filed separately with the Commission.

      21.9 Governing Law. This Agreement shall in all respects be construed and enforced in accordance with the law of the State of Illinois.

      21.10 Independent Contractors. The parties are independent contractors under this Agreement. Nothing contained in this Agreement is to be construed so as to constitute CEPHALON and ABBOTT as partners, agents or employees of the other, including with respect to this Agreement. Neither party hereto shall have any express or implied right or authority to assume or create any obligations on behalf of, or in the name of, the other party or to bind the other party to any contract, agreement or undertaking with any third party unless expressly so authorized in writing by the other party.

      21.11 Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be considered and shall have the force and effect of an original.

      21.12 Notices. Except as set forth in Section 12.1 above, or as otherwise stated herein, all notices, consents or approvals required by this Agreement shall be in writing and sent by certified or registered air mail, postage prepaid or by facsimile or cable (confirmed by such certified or registered mail) to the parties at the following addresses or such other addresses as may be designated in writing by the respective parties. Notices shall be deemed effective on the date of mailing.

**Certain portions of this exhibit have been omitted based upon a request for confidential treatment that has been filed with the Commission. The omitted portions have been filed separately with the Commission.

            If to CEPHALON:

            Sr. Director, Technical Operations
            CEPHALON, Inc.
            145 Brandywine Parkway
            West Chester, PA 19380-4245
            Facsimile:  (610) 738-6640

            All ABBOTT invoices and/or charges in billing should be directed to the Accounting Department at:

            CEPHALON, Inc.
            145 Brandywine Parkway
            West Chester, PA  19380-4245
            Attention:  Accounts Payable

            If to ABBOTT:

             Abbott Laboratories
            100 Abbott Park Road
            Abbott Park, IL 60064-6049
            Facsimile:

            All CEPHALON purchase orders shall be sent to:

            Abbott Laboratories
            PPD Manufacturing Services
            Dept. 53T, Building A-3
             1401 Sheridan Dr.
            North Chicago,  IL 60064-6321

**Certain portions of this exhibit have been omitted based upon a request for confidential treatment that has been filed with the Commission. The omitted portions have been filed separately with the Commission.

      IN WITNESS WHEREOF, the undersigned parties have caused this Agreement to be executed as of the date first above written.

                                        CEPHALON, INC.


                                        By:  /s/ Frank Baldino, Jr.
                                            ------------------------------------

                                        ABBOTT LABORATORIES


                                        By: /s/ Arthur J. Higgins
                                           -------------------------------------

**Certain portions of this exhibit have been omitted based upon a request for confidential treatment that has been filed with the Commission. The omitted portions have been filed separately with the Commission.

                                   Schedule A

        Active Drug Substance, Commodities and Components Specifications

The parties have agreed upon all those applicable specifications for the Active Drug Substance, Commodities and Components as set forth in the following documents. The parties shall agree upon any modifications to any such specifications.

            [**]

TRADEMARKS

[GRAPHIC OMITTED][GRAPHIC OMITTED]

Gabitril(R)

Cephalon(R)

**Certain portions of this exhibit have been omitted based upon a request for confidential treatment that has been filed with the Commission. The omitted portions have been filed separately with the Commission.

                                   Schedule B

                             Form of Quality Manual

                               ABBOTT LABORATORIES

[GRAPHIC OMITTED]

                       PHARMACEUTICAL PRODUCTS DIVISION

                                GENERAL PRACTICE                          PAGE 1

                                DOCUMENT GP. 0074

--------------------------------------------------------------------------------
ISSUE DATE     SUPERCEDES

05/08/2000     07/15/1999
--------------------------------------------------------------------------------
TITLE   QUALITY MANUAL TEMPLATE FOR PRODUCTS MANUFACTURED FOR THIRD PARTY
--------------------------------------------------------------------------------
REFERENCE DOCUMENTS

N/A
--------------------------------------------------------------------------------
DISTRIBUTION

N/A
--------------------------------------------------------------------------------
        NC PLANT QA/QC          API PLANT QA/QC           AP16 PLANT QA/QC

NAME:   L. GUTIERREZ            N. MALDONADO              J. BURNS

DATE:   03/02/2000              02/16/2000                02/24/2000

        QA DOCUMENTATION        PARD                      MFG SVCS

NAME:   R. HSU-BEISCHER         P. KLEMENS                A. ROSENSTON

DATE:   05/01/2000              04/24/2000                03/06/2000

        SUPPLIER QA             VALIDATION                DIV QA

NAME:   E. SHADA                C. JAMROG                 A. SCOTT

DATE:   02/11/2000              04/19/2000                04/14/2000
--------------------------------------------------------------------------------
ATTACHMENTS

COMPUTERIZED A-3
--------------------------------------------------------------------------------
APPLICABLE DOCUMENTS
GP.0086
--------------------------------------------------------------------------------

**Certain portions of this exhibit have been omitted based upon a request for confidential treatment that has been filed with the Commission. The omitted portions have been filed separately with the Commission.

[GRAPHIC OMITTED]             ABBOTT LABORATORIES

                       PHARMACEUTICAL PRODUCTS DIVISION

                               GENERAL PRACTICE                          PAGE 26

                               DOCUMENT GP.0074

--------------------------------------------------------------------------------
ISSUE DATE     SUPERCEDES

05/08/2000     07/15/1999
--------------------------------------------------------------------------------

I. PURPOSE

      To establish a procedure for Quality Manual preparation and revision.

II. SCOPE

      This practice applies to all marketed products manufactured by Abbott Laboratories for a Third Party.

III. DEFINITION

      A Quality Manual is a controlled document, the purpose of which is to address and delineate the responsibilities between contracting parties. The contents are specific as to products, packages, services, and Contractors to the Pharmaceutical Products Division (PPD), Abbott Laboratories.

IV. PROCEDURE

      A. A Quality Manual shall be established between Abbott Laboratories and a Third Party when Abbott Laboratories is acting as a contractor and is contracted to manufacture, package, or supply product support for a product or an intermediate step of manufacturing.

      B. When establishing a Quality Manual, a template (Attachment A) should be used as a guideline. Note, that the information and wording in the template is not absolute but illustrates information and issues that need to be discussed when developing the working relationship between Abbott Laboratories and the Third Party.

            Attachment A - Abbott Laboratories as the manufacturing company and a Third Party as the contracting company.

      C. Once the Quality Manual has been drafted by Abbott Laboratories and verbally agreed upon by both parties, the Quality Manual shall obtain written approval via PPD's document change control process (GP.0086, Initiation, Review, and Approval of Division Document Change Requests).

**Certain portions of this exhibit have been omitted based upon a request for confidential treatment that has been filed with the Commission. The omitted portions have been filed separately with the Commission.

[GRAPHIC OMITTED]             ABBOTT LABORATORIES

                       PHARMACEUTICAL PRODUCTS DIVISION

                               GENERAL PRACTICE                          PAGE 27

                               DOCUMENT GP.0074

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IV. PROCEDURE (Cont.)

      D. Approved Quality Manuals shall be registered and released into DMS by PPD QA Documentation (D-44T).

      E. Any subsequent changes/updates to a Quality Manual shall route for approval via PPD's document change control process (GP.0086).

V. ANNUAL REVIEW

      Quality Manuals will be reviewed for current applicability by PPD Manufacturing Services (D-554), in conjunction with the Third Party, on an annual basis. A record of this review will be kept in the Quality Manual file in QA Documentation (D-44T).

**Certain portions of this exhibit have been omitted based upon a request for confidential treatment that has been filed with the Commission. The omitted portions have been filed separately with the Commission.

[GRAPHIC OMITTED]             ABBOTT LABORATORIES

                       PHARMACEUTICAL PRODUCTS DIVISION

                               GENERAL PRACTICE                          PAGE 28

                               DOCUMENT GP.0074

--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------

                                 ATTACHMENT A-3

TABLE OF CONTENTS

I. PURPOSE

II. SCOPE

III. QUALITY AGREEMENT

IV. POLICIES AND PROCEDURES

      A.    Document Control

              1.    Product Specification
              2.    Testing and Sampling Specification
              3.    Packaging and Labeling Specifications
              4.    Batch Record
              5.    Specification Approval
              6.    Document Distribution
              7.    Compendial Compliance
              8.    Filing Requirements
              9.    DMF Requirements
              10.   Annual Update Requirements

      B.    Materials

              1.    Third Party Controlled Material (if applicable)
              2.    Printed Material (if applicable)

      C.    Specifications, Sampling, Testing, & Release of Product

      D.    Validation

      E.    Environment

              1.    Storage Conditions
              2.    Controlled Drug Requirements
              3.    Environmental Monitoring

      F.    Stability

      G.    File Samples

**Certain portions of this exhibit have been omitted based upon a request for confidential treatment that has been filed with the Commission. The omitted portions have been filed separately with the Commission.

[GRAPHIC OMITTED]             ABBOTT LABORATORIES

                       PHARMACEUTICAL PRODUCTS DIVISION

                               GENERAL PRACTICE                          PAGE 29

                               DOCUMENT GP.0074

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      H.    Deviations

      I.    Nonconformances

      J.    Reinspection

**Certain portions of this exhibit have been omitted based upon a request for confidential treatment that has been filed with the Commission. The omitted portions have been filed separately with the Commission.

[GRAPHIC OMITTED]             ABBOTT LABORATORIES

                       PHARMACEUTICAL PRODUCTS DIVISION

                               GENERAL PRACTICE                          PAGE 30

                               DOCUMENT GP.0074

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--------------------------------------------------------------------------------

                             ATTACHMENT A-3 (Cont.)

                            TABLE OF CONTENTS (Cont.)

IV. POLICIES AND PROCEDURES (Cont.)

      K.    Reprocessing and Rework

      L.    Audits and Monitoring

      M.    Annual Product Review

      N.    Product Complaints

      O.    Shipping Instructions

V. APPENDIX

      A.    Key Contact Information

      B.    Product Description

      C.    Definitions

**Certain portions of this exhibit have been omitted based upon a request for confidential treatment that has been filed with the Commission. The omitted portions have been filed separately with the Commission.

[GRAPHIC OMITTED]             ABBOTT LABORATORIES

                       PHARMACEUTICAL PRODUCTS DIVISION

                               GENERAL PRACTICE                          PAGE 31

                               DOCUMENT GP.0074

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                             ATTACHMENT A-3 (Cont.)

I. PURPOSE

      The Quality Manual defines a working agreement between Abbott Laboratories Pharmaceutical Products Division (PPD) and [TP NAME], to establish quality program requirements and delineate quality control responsibilities to assure that any product manufactured by PPD is processed by procedures which meet [TP NAME] specifications and applicable government regulations, including the current Code of Federal Regulations, Current Good Manufacturing Practices for the Manufacture, Processing, Packing, or Holding of Drugs, and as defined in applicable Supply Agreements.

II. SCOPE

      This Quality Manual applies to all contract operations at Abbott Laboratories for [TP NAME], for (PRODUCT DESCRIPTION, e.g., oral dosage form soft elastic gelatin capsule).

III. QUALITY AGREEMENT

      The policies and procedures stated herein shall be adhered to in the supply of and processing of drug products by Abbott Laboratories and [TP NAME].

      [TP NAME] shall notify PPD Supplier Quality Assurance whenever there is a significant change in management or company ownership.

IV. POLICIES AND PROCEDURES

      A.    Document Control

            1.    Production Specifications

            The "production" specifications are the documents which specify the manufacturing and/or finishing instructions and related bills of material used in the production process. These production specifications are developed and/or approved by ABBOTT LABORATORIES and [TP NAME] using [TP NAME] master formulas and technical support.

**Certain portions of this exhibit have been omitted based upon a request for confidential treatment that has been filed with the Commission. The omitted portions have been filed separately with the Commission.

[GRAPHIC OMITTED]             ABBOTT LABORATORIES

                       PHARMACEUTICAL PRODUCTS DIVISION

                               GENERAL PRACTICE                          PAGE 32

                               DOCUMENT GP.0074

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                            ATTACHMENT A-3 (Cont.)

IV. POLICIES AND PROCEDURES (Cont.)

      A.    Document Control (Cont.)

            2.    Testing and Sampling Specifications

                  The "testing and sampling" specifications are the documents which specify the testing procedures and the sampling instructions necessary to evaluate a commodity, material or product against applicable acceptance/release requirements within PPD testing facilities and laboratories. These testing and sampling specifications are developed and/or approved by ABBOTT LABORATORIES and [TP NAME].

            3.    Packaging and Labeling Specifications

                  The "packaging and labeling" specifications are the documents which describe the labeling artwork and commodity specifications and drawings used in the finishing of the product. These packaging and labeling specifications are developed and/or approved by ABBOTT LABORATORIES and [TP NAME].

            4.    Batch Record

                  Batch Records will be maintained by the appropriate organizational unit within ABBOTT LABORATORIES. Batch Records are available on site for inspection and review by [TP NAME] and/or its agents.

            5.    Specification Approval

                  Specification initiation or revision that affects the scientific or technical content requires approval before proposed changes are implemented. This applies to manufacturing, finishing, testing, storage, labeling of the product as well as any changes to the material specification for component and finished product. Editorial or format changes to applicable specifications, not affecting the scientific/technical content or intent of the specification, will not require approval by [TP NAME]. Those documents requiring [TP NAME] approval are as follows:

**Certain portions of this exhibit have been omitted based upon a request for confidential treatment that has been filed with the Commission. The omitted portions have been filed separately with the Commission.

[GRAPHIC OMITTED]             ABBOTT LABORATORIES

                       PHARMACEUTICAL PRODUCTS DIVISION

                               GENERAL PRACTICE                          PAGE 33

                               DOCUMENT GP.0074

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                             ATTACHMENT A-3 (Cont.)

IV. POLICIES AND PROCEDURES (Cont.)

      A.    Document Control (Cont.)

            5.    Specification Approval (Cont.)

                  S43D       Manufacturing Directions (FDA Document)
                  S43MI      Manufacturing Instructions
                  S43CO      Coating Specifications
                  S43Y       Drying Specifications
                  S43T       Technical Specifications
                  S41        Acceptance/Release Specifications for Final Product
                  S02        Printed Commodity Specifications
                  S03        Drug Code Specifications
                  S42        Standard Test Method for Final Product
                  PCA        Primary Container Approval
                  PSCN       Printed Supplies Control Notice

                  Document Change Requests (CR) will be forwarded to [TP NAME] via appropriate mail or facsimile.

                  When [TP NAME] initiates a change request on an applicable specification, PPD QAD shall be provided the proposed specification and appropriate documentation which summarizes and justifies each change.

            6.    Documentation Distribution

                  [TP NAME] shall be on distribution for all applicable specification documents used in the manufacturing/ finishing/release of the product and in the acceptance of raw materials going into the finished product.

                  On a quarterly basis, [TP NAME] will be provided a list of distributed specifications to verify receipt of most current version. ABBOTT LABORATORIES shall be on distribution for [TP NAME] drug product acceptance/release specifications to maintain consistency between the two facilities.

            7.    Compendial Compliance

                  Compliance to compendial requirements is the responsibility of both [TP NAME] and ABBOTT LABORATORIES.

**Certain portions of this exhibit have been omitted based upon a request for confidential treatment that has been filed with the Commission. The omitted portions have been filed separately with the Commission.

[GRAPHIC OMITTED]             ABBOTT LABORATORIES

                       PHARMACEUTICAL PRODUCTS DIVISION

                               GENERAL PRACTICE                          PAGE 34

                               DOCUMENT GP.0074

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                             ATTACHMENT A-3 (Cont.)

IV. POLICIES AND PROCEDURES (Cont.)

      A.    Document Control (Cont.)

            8.    Filing Requirements

                  [TP NAME] is the owner of the product and is responsible for annual reports and any other regulatory filings. During the Preapproval Inspection/Postapproval Inspection, representatives from both [TP NAME] and ABBOTT LABORATORIES shall be present.

            9.    DMF Requirements (Use as Applicable)

                  ABBOTT LABORATORIES shall maintain a Drug Master File. Written authorization granting permission to reference the Master File shall be given to [TP NAME], if requested.

            10.   Annual Update Requirements (Use as Applicable)

                  ABBOTT LABORATORIES shall, upon request, provide [TP NAME] with product related documentation for the purpose of updating regulatory information.

      B.    Materials

            All materials supplied by ABBOTT LABORATORIES for use in the product(s) covered by this manual, will be purchased, received, inspected, stored, and handled in accordance with ABBOTT LABORATORIES' standard operating procedures. All materials shall be in accordance with the approved specifications or approved nonconforming material reports (NCMR).

            ABBOTT LABORATORIES shall maintain an approved supplier list in accordance with ABBOTT LABORATORIES' procedures. [TP NAME] approval will be required for any supplier change for materials used in [TP NAME] products. Abbott will make the following information available upon request:

                    Material Name
                    Supplier Name
                    Manufacturing Location

**Certain portions of this exhibit have been omitted based upon a request for confidential treatment that has been filed with the Commission. The omitted portions have been filed separately with the Commission.

[GRAPHIC OMITTED]             ABBOTT LABORATORIES

                       PHARMACEUTICAL PRODUCTS DIVISION

                               GENERAL PRACTICE                          PAGE 35

                               DOCUMENT GP.0074

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                            ATTACHMENT A-3 (Cont.)

IV. POLICIES AND PROCEDURES (Cont.)

      B.    Materials (Cont.)

            1.    [TP NAME] Controlled Material (if applicable)

                  Materials controlled by [TP NAME] may be supplied by [TP NAME] to ABBOTT LABORATORIES in accordance with the specifications. If such material is not sourced from an ABBOTT LABORATORIES approved supplier, then [TP NAME] shall be responsible to maintain an Approved Supplier List for each source specified by [TP NAME]. If suppliers of code materials or product contact commodities are not specified by Abbott Laboratories, [TP NAME] shall provide Abbott Laboratories an annual certification that an acceptable supplier evaluation has been completed which includes documentation that compliance to cGMP and [TP NAME] requirements is acceptable. ABBOTT LABORATORIES must be notified if [TP NAME] changes suppliers of raw materials or product contact commodities that they are supplying. ABBOTT LABORATORIES will not be required to receive materials from any source which it feels will or may have a negative impact on its operation.

            2.    Printed Material (if applicable)

                  [TP NAME] shall be responsible for and shall provide ABBOTT LABORATORIES all copy content, artwork, and mechanicals for all printed materials associated with the product. This includes but is not limited to container labels, containers, cartons, package inserts, and promotional material. [TP NAME] shall be responsible for compliance with all federal, state, and local regulations concerning packaging and labeling materials and for obtaining any necessary regulatory approvals of printed materials, artwork, and copy.

**Certain portions of this exhibit have been omitted based upon a request for confidential treatment that has been filed with the Commission. The omitted portions have been filed separately with the Commission.

[GRAPHIC OMITTED]             ABBOTT LABORATORIES

                       PHARMACEUTICAL PRODUCTS DIVISION

                               GENERAL PRACTICE                          PAGE 36

                               DOCUMENT GP.0074

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                             ATTACHMENT A-3 (Cont.)

IV. POLICIES AND PROCEDURES (Cont.)

      C.    Specifications, Sampling, Testing, & Release of Product

            [TP NAME] shall supply ABBOTT LABORATORIES with all in-process and final product release specifications including acceptance limits for each required test and any appropriate test methods and supporting test method validation.

            All test methodologies will be validated. For those procedures which appear in the current USP/NF or other recognized standard reference, a statement indicating the reference shall suffice. For those test methods which are developed by ABBOTT LABORATORIES, documentation supporting the validation of the test method shall be supplied, upon request, to [TP NAME]. For those test methods developed by [TP NAME], [TP NAME] shall supply ABBOTT LABORATORIES with the supporting validation documentation. Upon review of Abbott Laboratories' data, [TP NAME] will provide Abbott Laboratories' with written authorization verifying Abbott Laboratories ability to perform such tests.

            Each lot of product manufactured or packaged by ABBOTT LABORATORIES will be sampled and tested in accordance with established Abbott Laboratories specifications.

            A Certificate of Analysis (COA)or applicable documentation shall be provided to [TP NAME] at (address of [TP NAME]) by ABBOTT LABORATORIES. The COA or equivalent will be generated upon completion of all testing requirements. The COA or equivalent shall contain the items tested, corresponding acceptance criteria, and test results. [TP NAME] is responsible for the approval and release of all bulk or packaged product after review of Certificate of Analysis.

**Certain portions of this exhibit have been omitted based upon a request for confidential treatment that has been filed with the Commission. The omitted portions have been filed separately with the Commission.

[GRAPHIC OMITTED]             ABBOTT LABORATORIES

                       PHARMACEUTICAL PRODUCTS DIVISION

                               GENERAL PRACTICE                          PAGE 37

                               DOCUMENT GP.0074

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                            ATTACHMENT A-3 (Cont.)

IV. POLICIES AND PROCEDURES (Cont.)

      D.    Validation

            Process, cleaning, equipment, facilities, utilities and computer validation protocols unique to [TP NAME] products shall be developed by [TP NAME] and ABBOTT LABORATORIES. Protocols shall be agreed upon and approved by both parties. ABBOTT LABORATORIES shall perform process and cleaning validations using lots of manufactured drug product. ABBOTT LABORATORIES shall maintain original validation reports and protocols according to Abbott Laboratories procedure and provide a copy of the validation reports and protocols to [TP NAME].

            [TP NAME] shall be notified of any proposed process changes. The need for revalidation will be determined by ABBOTT LABORATORIES and [TP NAME]. The protocol shall be agreed upon and approved by both parties.

      E.    Environment (Use sections which apply)

            1.    Storage Conditions

                  Drugs and drug products are to be stored in a secure area, protected from extremes in temperature and humidity in accordance with environmental requirements specified by [TP NAME].

            2.    Controlled Drug Requirements

                  Controlled Drugs are to be manufactured, processed, and secured as outlined in the CFR or other applicable local regulations. Policies and procedures controlling storing and manufacturing of controlled drug shall be approved by [TP NAME].

**Certain portions of this exhibit have been omitted based upon a request for confidential treatment that has been filed with the Commission. The omitted portions have been filed separately with the Commission.

[GRAPHIC OMITTED]             ABBOTT LABORATORIES

                       PHARMACEUTICAL PRODUCTS DIVISION

                               GENERAL PRACTICE                          PAGE 38

                               DOCUMENT GP.0074

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                             ATTACHMENT A-3 (Cont.)

IV. POLICIES AND PROCEDURES (Cont.)

      E.    Environment (Use sections which apply) (Cont.)

            3.    Environmental Monitoring

                  Where particulate and/or microbial levels are required for the drug product, then the facilities used during the manufacturing and packaging process shall be monitored for these factors. ABBOTT LABORATORIES will be responsible for the establishment and institution of a monitoring program to assure that the drug product will meet the required particulate and microbial levels and shall provide [TP NAME] with access to the records obtained from this monitoring program.

      F.    Stability

            [TP NAME] or ABBOTT LABORATORIES (choose one) shall be responsible for stability testing (expand as needed).

      G.    File Samples

            Abbott Laboratories shall be responsible for obtaining, maintaining, and examining drug substance and drug product file samples for released product as defined in Good Manufacturing Practices. Abbott Laboratories PPD shall retain samples of materials and product which is finished by Abbott Laboratories as specified in the Abbott Sampling Plan Specification. Abbott Laboratories shall notify [TP NAME] if any non standard conditions exists.

      H.    Deviations

            A deviation will be used to document any change from the approved manufacturing directions or test method. Any deviation or variance must be documented and justified in writing.

            Deviations shall require Abbott Laboratories and [TP NAME] approval according to company policy before release/acceptance of any material.

**Certain portions of this exhibit have been omitted based upon a request for confidential treatment that has been filed with the Commission. The omitted portions have been filed separately with the Commission.

[GRAPHIC OMITTED]             ABBOTT LABORATORIES

                       PHARMACEUTICAL PRODUCTS DIVISION

                               GENERAL PRACTICE                          PAGE 39

                               DOCUMENT GP.0074

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                             ATTACHMENT A-3 (Cont.)

IV. POLICIES AND PROCEDURES (Cont.)

      H.    Deviations (Cont.)

            [TP NAME] approval shall be obtained in writing (fax confirmation is acceptable) for any deviation per Abbott Laboratories standard procedures.

            The deviation will become part of the permanent batch record.

      I.    Nonconformances

            Material or product not meeting established specifications are to be handled as nonconformances and documented as such, based on ABBOTT LABORATORIES standard procedures. Actions taken to investigate the nonconformance and to justify the release of the lot of material must be fully documented. The nonconformance document (i.e., NCMR) will be approved by both ABBOTT LABORATORIES and [TP NAME] as stated below. The approved document will become the specification for the release of that specific lot of material. Any resulting corrective actions shall be followed through to timely closure. Approval by the appropriate Quality Assurance functions are solicited and obtained via facsimile copy.

             ------------------------------------------------------------------
                      Nonconformance                Approval Requirements
             ------------------------------------------------------------------
             Finished Product                  [TP NAME] and ABBOTT
                                               LABORATORIES
             ------------------------------------------------------------------
             Raw Materials sourced and used    ABBOTT LABORATORIES.
             by ABBOTT LABORATORIES
             ------------------------------------------------------------------
             Drug Substance and Raw Materials  [TP NAME] and ABBOTT
             sourced by [TP NAME] to be used   LABORATORIES
             by ABBOTT LABORATORIES.
             ------------------------------------------------------------------

**Certain portions of this exhibit have been omitted based upon a request for confidential treatment that has been filed with the Commission. The omitted portions have been filed separately with the Commission.

[GRAPHIC OMITTED]             ABBOTT LABORATORIES

                       PHARMACEUTICAL PRODUCTS DIVISION

                               GENERAL PRACTICE                          PAGE 40

                               DOCUMENT GP.0074

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                            ATTACHMENT A-3 (Cont.)

IV. POLICIES AND PROCEDURES (Cont.)

      J.    Reinspection

            A reinspection is performed under conditions where product quality requires reverification. The reinspection work shall be approved and performed by ABBOTT LABORATORIES according to established procedures. The reinspection work must be documented to state reasons, justification, directions for, and results of reinspection.

      K.    Reprocessing and Rework

            Reprocessing and rework activity must be approved by both ABBOTT LABORATORIES and [TP NAME]. Reprocessing and rework directions must be established to define the process. If the product is part of a regulatory filing, reprocessing parameters must have been developed and submitted with filing prior to approval. Reprocessing and/or rework of material or product must be documented to state reason and justification for processing.

      L.    Audits and Monitoring

            Except with respect to information and operations which constitute ABBOTT LABORATORIES trade secrets, the [TP NAME] shall have the right to inspect ABBOTT LABORATORIES batch records and the portions of ABBOTT LABORATORIES facility used for the manufacturing, finishing, holding, and testing of [TP NAME] drug products. Audit visits are to be arranged with the Quality function of the manufacturing facility to be audited. Responses to observations written as the result of auditing activities shall be forwarded to the auditing company within 30 days from their issuance.

            ABBOTT LABORATORIES shall notify [TP NAME] within a reasonable amount of time of any FDA or other applicable regulatory agencies' (e.g., DEA) inspections which are related to the product, and shall provide copies of any relevant 483(s) (inspection observation report) and correspondence as related to the production of [TP NAME] product(s). ABBOTT LABORATORIES is responsible for compliance to all Federal, State, and Local laws and regulations as they apply to ABBOTT LABORATORIES' business.

**Certain portions of this exhibit have been omitted based upon a request for confidential treatment that has been filed with the Commission. The omitted portions have been filed separately with the Commission.

[GRAPHIC OMITTED]             ABBOTT LABORATORIES

                       PHARMACEUTICAL PRODUCTS DIVISION

                               GENERAL PRACTICE                          PAGE 41

                               DOCUMENT GP.0074

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                             ATTACHMENT A-3 (Cont.)

IV. POLICIES AND PROCEDURES (Cont.)

      M.    Annual Product Review

            [TP NAME] shall be responsible for evaluating the quality standards of the drug product to determine the need for changes in the drug product specifications of manufacturing or control records in accordance with Good Manufacturing Practices as required. An annual product review is documented based on [TP NAME] policy. (Indicate product review schedule.)

            ABBOTT LABORATORIES shall provide [TP NAME] access to batch records on (product name and list numbers) for each lot of drug product including data analysis and summary of exception documentation.

      N.    Product Complaints

            Complaints files, as required by Good Manufacturing Practices, shall be maintained by [TP NAME]. All complaints received by ABBOTT LABORATORIES shall be forwarded to [TP NAME]. [TP NAME] shall be responsible for the review of the complaint to determine the need for an investigation as specified in applicable regulations or the need to report to a regulatory agency. [TP NAME] shall send to ABBOTT LABORATORIES all product performance or manufacturing related complaints (nonmedical) and medical complaints. ABBOTT LABORATORIES shall if requested by [TP NAME] conduct an investigation for each nonmedical complaint and shall report the findings and follow-up of each investigation to [TP NAME].

            [TP NAME] shall make these complaint files available to ABBOTT LABORATORIES onsite or electronically within one business day if they are required during a regulatory agency inspection.

      O.    Shipping Instructions

            Abbott Laboratories will control and coordinate all shipping activity unless specified by [TP NAME].

**Certain portions of this exhibit have been omitted based upon a request for confidential treatment that has been filed with the Commission. The omitted portions have been filed separately with the Commission.

[GRAPHIC OMITTED]             ABBOTT LABORATORIES

                       PHARMACEUTICAL PRODUCTS DIVISION

                               GENERAL PRACTICE                          PAGE 42

                               DOCUMENT GP.0074

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                            ATTACHMENT A-3 (Cont.)

V. APPENDIX

      A.    Key Contact Information

                               ABBOTT LABORATORIES

--------------------------------------------------------------------------------
     TITLE                    INDIVIDUAL              PHONE           FAX
--------------------------------------------------------------------------------
Mfg. Services Mgr.
--------------------------------------------------------------------------------
Schedules & Forecasts
--------------------------------------------------------------------------------
Analytical Laboratory
--------------------------------------------------------------------------------
Plant Quality           AP:
                        NC:
                        API:
--------------------------------------------------------------------------------
Quality Assurance
Documentation
Label Dev Control
--------------------------------------------------------------------------------
Certs & File Samples
--------------------------------------------------------------------------------
Product Complaints
--------------------------------------------------------------------------------
PARD
--------------------------------------------------------------------------------
Stability
--------------------------------------------------------------------------------
Validation
--------------------------------------------------------------------------------

**Certain portions of this exhibit have been omitted based upon a request for confidential treatment that has been filed with the Commission. The omitted portions have been filed separately with the Commission.

[GRAPHIC OMITTED]             ABBOTT LABORATORIES

                       PHARMACEUTICAL PRODUCTS DIVISION

                               GENERAL PRACTICE                          PAGE 43

                               DOCUMENT GP.0074

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                             ATTACHMENT A-3 (Cont.)

V. APPENDIX (Cont.)

      A.    Key Contact Information (Cont.)

                                    [TP NAME]

--------------------------------------------------------------------------------
     TITLE                 INDIVIDUAL              PHONE             FAX
--------------------------------------------------------------------------------
Schedules & Forecasts
--------------------------------------------------------------------------------
Product Complaints
--------------------------------------------------------------------------------
Medical
--------------------------------------------------------------------------------
Labeling
--------------------------------------------------------------------------------
Regulatory
--------------------------------------------------------------------------------
Operations
--------------------------------------------------------------------------------
Technical
--------------------------------------------------------------------------------
Documentation
--------------------------------------------------------------------------------
Quality
--------------------------------------------------------------------------------

      B.    Product Description

            Products currently being manufactured by ABBOTT LABORATORIES for [TP NAME].

              Abbott      [TP NAME]
              List        Product                             Manufacturing
              ----        -------                             -------------
              Number      Number            Product Name      Location
              ------      ------            ------------      --------

      C.    Definitions

            1.    Contractor

                  Any manufacturer, packager, or other product support servicer who performs processing and/or packaging of a product or any intermediate step of manufacture, or other product support service, is a contractor.

**Certain portions of this exhibit have been omitted based upon a request for confidential treatment that has been filed with the Commission. The omitted portions have been filed separately with the Commission.

[GRAPHIC OMITTED]             ABBOTT LABORATORIES

                       PHARMACEUTICAL PRODUCTS DIVISION

                               GENERAL PRACTICE                          PAGE 44

                               DOCUMENT GP.0074

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                             ATTACHMENT A-3 (Cont.)

V. APPENDIX (Cont.)

      C. Definitions (Cont.)

            2. Batch Record

                  The batch record consists of master manufacturing formula, appropriate packaging bill and instructions, and exception documentation, such as NCMRs, deviations, variance reports, and additional documentation which may have been processed as part of the production record of the batch.

            3.    CRB

                  Certification Review Board

            4.    Deviation

                  The document used to obtain approvals to temporarily modify or to document excursions from operating, manufacturing, testing instructions, target/informational test results, or procedures. The deviation does not permanently change existing instructions/BOP's or procedures; it is intended to be a specific/one time use document.

            5. Lot Number (This definition may be elaborated on for including Control Number or other additional supporting information.)

                  A Lot Number is used to identify a specific lot or batch of manufactured material.

            6.    Material

                  All actives, excipients, printed or unprinted commodities which are used during the manufacturing or finishing process for a product.

**Certain portions of this exhibit have been omitted based upon a request for confidential treatment that has been filed with the Commission. The omitted portions have been filed separately with the Commission.

[GRAPHIC OMITTED]             ABBOTT LABORATORIES

                       PHARMACEUTICAL PRODUCTS DIVISION

                               GENERAL PRACTICE                          PAGE 45

                               DOCUMENT GP.0074

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ISSUE DATE     SUPERCEDES

05/08/2000     07/15/1999
--------------------------------------------------------------------------------

                             ATTACHMENT A-3 (Cont.)

V. APPENDIX (Cont.)

      C.    Definitions (Cont.)

            7.    Nonconforming Materials Report (NCMR)

                  A document used for recording review and disposition of nonconforming materials. The NCMR document, when formally approved with appropriate sign-off, becomes the specification for the disposition of that specific lot of material only. Actions taken to investigate the nonconformance and to justify the release of that lot must be fully documented.

            8.    PPD

                  Pharmaceutical Products Division of Abbott Laboratories

            9.    PARD

                  Pharmaceutical and Analytical Research and Development. The research and development group of Abbott Laboratories PPD.

            10.   Product

                  Any product manufactured, packaged and/or labeled by Abbott Laboratories to meet third party requirements for further processing marketing, and/or sale in accordance with the executed supply agreement.

            11.   Reinspection

                  A visual or mechanical evaluation performed to remove/correct defective units for which the process is not expected to have an adverse effect on product quality. Reinspection should involve the use of a deviation except where standard procedure allows for such routine activity in the course of normal processing.

**Certain portions of this exhibit have been omitted based upon a request for confidential treatment that has been filed with the Commission. The omitted portions have been filed separately with the Commission.

[GRAPHIC OMITTED]             ABBOTT LABORATORIES

                       PHARMACEUTICAL PRODUCTS DIVISION

                               GENERAL PRACTICE                          PAGE 46

                               DOCUMENT GP.0074

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ISSUE DATE     SUPERCEDES

05/08/2000     07/15/1999
--------------------------------------------------------------------------------

                             ATTACHMENT A-3 (Cont.)

V. APPENDIX (Cont.)

      C.    Definitions (Cont.)

            12.   Reprocessing

                  Duplication of a step or steps currently in the manufacturing formula in order to bring the product into conformance with specifications and which will not alter the safety, identity, strength, quality, or purity of the drug product beyond the established requirements. Reprocessing associated with product having a regulatory submission requires Regulatory Affairs review.

            13.   Rework

                  Any additional steps taken to process a batch (other than reinspection) to bring it into conformance with the specifications and which will not alter the safety, identity, strength, quality, or purity of the drug product beyond the established requirements. All rework must be documented per approved rework documentation requirements and appended to a deviation.

            14.   Instructions for Outside Packaging

                  List Number/Label Code/Size Code specific document supplied by Abbott Laboratories to instruct third parties on how to perform finishing steps for marketed product.

            15.   Package Master (PMV)

                  List Number/Label Code/Size Code specific document specifying all commodities and corresponding quantities used with divisional packaging procedures for finishing of manufactured product.

            16.   PCA: Primary Container Approval

                  Document used to list commodities approved for product contact on a specified list number.

**Certain portions of this exhibit have been omitted based upon a request for confidential treatment that has been filed with the Commission. The omitted portions have been filed separately with the Commission.

[GRAPHIC OMITTED]             ABBOTT LABORATORIES

                       PHARMACEUTICAL PRODUCTS DIVISION

                               GENERAL PRACTICE                          PAGE 47

                               DOCUMENT GP.0074

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ISSUE DATE     SUPERCEDES

05/08/2000     07/15/1999
--------------------------------------------------------------------------------

                            ATTACHMENT A-3 (Cont.)

V. APPENDIX (Cont.)

      C.    Definitions (Cont.)

            17.   PSCN: Printed Supplies Control Notice

                  Document which lists printed supplies used during finishing operations.

            18.   S01: Non-Printed Commodity Specification

                  Document containing a general description of the material, what it is made of, and what it looks like.

            19.   S02: Printed Commodity Specification

                  Document applies to the control of product labeling and identifies the properties of the material, size, style, color, and reference marks, as applicable.

            20.   S03: Drug Code Specification

                  A description of the chemical, biological, identification, microbial, and physical requirements of the drug entity with the appropriate acceptance/release and test method requirements; Certificate of Analysis requirements; incoming packing and marking requirements; sampling instructions; and continuing guarantee requirements.

            21.   S05: Sampling Plan Specification

                  Provides sampling instructions related to sample taken, sample amount, test location, and name of required test(s). Also, identifies the associated manufacturing stage where sampling is to occur and requirements for sample packaging and handling may be indicated.

            22.   S41: Acceptance/Release Specification

                  A description of the chemical, biological, identification, microbial, and physical requirements of the drug entity with the appropriate acceptance/release and test method requirements, and sampling instructions.

**Certain portions of this exhibit have been omitted based upon a request for confidential treatment that has been filed with the Commission. The omitted portions have been filed separately with the Commission.

[GRAPHIC OMITTED]             ABBOTT LABORATORIES

                       PHARMACEUTICAL PRODUCTS DIVISION

                               GENERAL PRACTICE                          PAGE 48

                               DOCUMENT GP.0074

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ISSUE DATE     SUPERCEDES

05/08/2000     07/15/1999
--------------------------------------------------------------------------------

                             ATTACHMENT A-3 (Cont.)

V. APPENDIX (Cont.)

      C.    Definitions (Cont.)

            23.   S43CO: Coating Specification

                  This document is used by the Plant, when applicable, along with the S43MI, and includes setup parameters for coating equipment, (e.g., exhaust temperature, pan speed) and calculations for amounts of coating liquids.

            24.   S43D: Manufacturing Directions and Formula

                  This is a summary document used for regulatory submissions which consists of the manufacturing directions and formula sections. The manufacturing directions section includes individual steps and equipment required to manufacture the product or material, such as, LOD end points and special mixing/temperature requirements. Critical process parameters are included. The formula section includes a list of ingredients and quantities used in the formulation.

            25.   S43MI: Manufacturing Instructions and Formula

                  This is the document that establishes requirements for the Plant and consists of manufacturing instructions and formula sections. The manufacturing instructions section includes critical process parameters and equipment required to manufacture the product or material, such as, LOD end points and special mixing/temperature requirements. Typically, this section contains more detail than the corresponding section in the S43D. The formula section includes a list of ingredients and quantities used in the formulation.

            26.   S43RD: Reprocessing Directions

                  This is a document submitted to regulatory agencies, which includes the manufacturing steps necessary to reprocess product or material (e.g., recoating, regrinding).

**Certain portions of this exhibit have been omitted based upon a request for confidential treatment that has been filed with the Commission. The omitted portions have been filed separately with the Commission.

[GRAPHIC OMITTED]             ABBOTT LABORATORIES

                       PHARMACEUTICAL PRODUCTS DIVISION

                               GENERAL PRACTICE                          PAGE 49

                               DOCUMENT GP.0074

--------------------------------------------------------------------------------
ISSUE DATE     SUPERCEDES

05/08/2000     07/15/1999
--------------------------------------------------------------------------------

                             ATTACHMENT A-3 (Cont.)

V. APPENDIX (Cont.)

      C.    Definitions (Cont.)

            27.   S43S: Sterilization Process Specification

                  This document is used by the Plant/Suppliers, when applicable. This includes the steps necessary to apply sterilization methods to product, material, or commodities (outside filtration).

            28.   S43T: Technical Processing

                  This document is used by the Plant/Suppliers, when applicable. For manufacturing, the S43T contains technical information not found in the S43MI, but critical for the manufacturing process. Calculation worksheets and requirements for intraplant movement of materials are some examples. For finishing, the S43T contains technical information for types of commodities and equipment (e.g., bottle cleaning, imprinting lot and expiration date).

            29.   S43Y: Drying Specification

                  This document is used by the Plant, when applicable, along with the S43MI and includes set up parameters for drying equipment, such as temperature and time.

**Certain portions of this exhibit have been omitted based upon a request for confidential treatment that has been filed with the Commission. The omitted portions have been filed separately with the Commission.

[GRAPHIC OMITTED]             ABBOTT LABORATORIES

                       PHARMACEUTICAL PRODUCTS DIVISION

                               GENERAL PRACTICE                          PAGE 1

                               DOCUMENT GP.0074

--------------------------------------------------------------------------------
ISSUE DATE     SUPERCEDES

05/08/2000     07/15/1999
--------------------------------------------------------------------------------

**Certain portions of this exhibit have been omitted based upon a request for confidential treatment that has been filed with the Commission. The omitted portions have been filed separately with the Commission.

[GRAPHIC OMITTED]             ABBOTT LABORATORIES

                       PHARMACEUTICAL PRODUCTS DIVISION

                               GENERAL PRACTICE                          PAGE 2

                               DOCUMENT GP.0074

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ISSUE DATE     SUPERCEDES

05/08/2000     07/15/1999
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DESCRIPTION OF CHANGE:

CR #                                   INITIATOR

0000480                                L. THOMPSON
--------------------------------------------------------------------------------
D OF C

Clarify Attachment A, Section IV.D. Validation, Add "unique to [TP NAME] products" to the first sentence after the word "protocols".
--------------------------------------------------------------------------------


**Certain portions of this exhibit have been omitted based upon a request for confidential treatment that has been filed with the Commission. The omitted portions have been filed separately with the Commission.

                                   Schedule C

                             Abbott Reserve Capacity

The minimum annual capacity to be reserved by ABBOTT, is as follows for the Initial Term of this agreement:

Commercial Product

        2-mg x 100-count      [**]  units per month

        4-mg x 100-count      [**]  units per month

       12-mg x 100-count      [**]  units per month

       16-mg x 100-count      [**]  units per month

Product Samples

        2-mg x 40-count       [**]  units per month

        4-mg x 40-count       [**]  units per month

Titration Packs

        2-mg x 148-count      [**]  units per month

                                   Schedule D

        Toll Fee until CEPHALON has sold Product for One Calendar Quarter

Abbott to provide fee which will be based on [**].


                                      -2-